                                                                    Exhibit 99.5

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 13, 2002

I.    RECONCILIATION OF COLLECTION ACCOUNT:
        End of Period Collection Account Balance as of Prior Payment Date:                                              365,432.31
        Available Funds:
               Contract Payments due and received in this period                                                      5,915,286.55
               Contract Payments due in prior period(s) and received in this period                                     522,661.00
               Contract Payments received in this period for next period                                                295,633.36
               Sales, Use and Property Tax, Maintenance, Late Charges                                                   112,210.41
               Prepayment Amounts related to early termination in this period                                         2,702,251.12
               Servicer Advance                                                                                         601,003.20
               Proceeds received from recoveries on previously Defaulted Contracts                                            0.00
               Transfer from Reserve Account                                                                              7,321.19
               Interest earned on Collection Account                                                                      5,957.50
               Interest earned on Affiliated Account                                                                      1,562.43
               Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                    0.00
               Amounts paid per Contribution and Servicing Agreement Section 7.01 (Substituted contract
                < Predecessor contract)                                                                                       0.00
               Amounts paid under insurance policies                                                                          0.00
               Any other amounts                                                                                              0.00
                                                                                                                     -------------
        Total Available Funds                                                                                        10,529,319.07
        Less: Amounts to be Retained in Collection Account                                                              565,934.86
                                                                                                                     -------------
        AMOUNT TO BE DISTRIBUTED                                                                                      9,963,384.21
                                                                                                                     =============

        DISTRIBUTION OF FUNDS:
               1.   To Trustee -  Fees                                                                                        0.00
               2.   To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                          522,661.00
               3.   To Noteholders (For Servicer Report immediately following the Final Additional
                     Closing Date)

                        a) Class A1 Principal and Interest                                                                    0.00
                        a) Class A2 Principal (distributed after A1 Note matures) and Interest                        7,121,661.00
                        a) Class A3 Principal (distributed after A2 Note matures) and Interest                          353,168.75
                        a) Class A4 Principal (distributed after A3 Note matures) and Interest                          518,751.20
                        b) Class B Principal and Interest                                                               137,213.13
                        c) Class C Principal and Interest                                                               274,779.09
                        d) Class D Principal and Interest                                                               185,290.73
                        e) Class E Principal and Interest                                                               246,649.80

               4.   To Reserve Account for Requirement per Indenture Agreement Section 3.08                                   0.00
               5.   To Issuer - Residual  Principal and Interest and Reserve Account Distribution
                        a) Residual Interest (Provided no Restricting or Amortization Event in effect)                  141,261.19
                        b) Residual Principal (Provided no Restricting or Amortization Event in effect)                 237,830.08
                        c)  Reserve Account Distribution (Provided no Restricting or Amortization Event
                             in effect)                                                                                    7,321.19
               6.   To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts          119,730.34
               7.   To Servicer, Servicing Fee and other Servicing Compensations                                         97,066.71
                                                                                                                     -------------
        TOTAL FUNDS DISTRIBUTED                                                                                       9,963,384.21
                                                                                                                     =============

                                                                                                                     -------------
        End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds (if any)}      565,934.86
                                                                                                                     =============

II.    RESERVE ACCOUNT

Beginning Balance                                                                                                    $4,876,395.87
         - Add Investment Earnings                                                                                        7,321.19
         - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                     0.00
         - Less Distribution to Certificate Account                                                                       7,321.19
                                                                                                                     -------------
End of period balance                                                                                                $4,876,395.87
                                                                                                                     =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                           $4,876,395.87
                                                                                                                     =============

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 13, 2002

III.   CLASS A NOTE PRINCIPAL BALANCE
-------------------------------------
Beginning Principal Balance of the Class A Notes
                  Pool A                                         196,562,206.13
                  Pool B                                          31,219,487.01
                                                                 --------------
                                                                                          227,781,693.14
Class A Overdue Interest, if any                                           0.00
Class A Monthly Interest - Pool A                                    878,015.41
Class A Monthly Interest - Pool B                                    139,453.01

Class A Overdue Principal, if any                                          0.00
Class A Monthly Principal - Pool A                                 5,964,944.04
Class A Monthly Principal - Pool B                                 1,011,168.49
                                                                 --------------
                                                                                            6,976,112.53
Ending Principal Balance of the Class A Notes
                  Pool A                                         190,597,262.09
                  Pool B                                          30,208,318.52
                                                                 --------------           --------------
                                                                                          220,805,580.61
                                                                                          ==============

Interest Paid Per $1,000        Principal Paid Per $1,000       Ending Principal
Original Face $286,080,000      Original Face $286,080,000      Balance Factor
$                 3.556587      $                24.385181            77.183159%

IV.   CLASS A NOTE PRINCIPAL BALANCE
------------------------------------
Beginning Principal Balance of the Class A Notes
                  Class A1                                                   0.00
                  Class A2                                          38,101,693.14
                  Class A3                                          82,500,000.00
                  Class A4                                         107,180,000.00

                                                                   --------------

Class A Monthly Interest                                                                    227,781,693.14
                  Class A1 (Actual Number Days/360)                          0.00
                  Class A2                                             145,548.47
                  Class A3                                             353,168.75
                  Class A4                                             518,751.20

                                                                   --------------

Class A Monthly Principal
                  Class A1                                                   0.00
                  Class A2                                           6,976,112.53
                  Class A3                                                   0.00
                  Class A4                                                   0.00

                                                                   --------------
                                                                                              6,976,112.53
Ending Principal Balance of the Class A Notes
                  Class A1                                                   0.00
                  Class A2                                          31,125,580.61
                  Class A3                                          82,500,000.00
                  Class A4                                         107,180,000.00

                                                                   --------------
                                                                                            --------------
                                                                                            220,805,580.61
                                                                                            ==============

Class A2

Interest Paid Per $1,000        Principal Paid Per $1,000       Ending Principal
Original Face $55,000,000       Original Face $55,000,000       Balance Factor
$                2.646336       $              126.838410             56.591965%

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 13, 2002

V.   CLASS B NOTE PRINCIPAL BALANCE
-----------------------------------
        Beginning Principal Balance of the Class B Notes
                             Pool A                                  3,352,990.65
                             Pool B                                    532,547.18
                                                                     ------------
                                                                                               3,885,537.83

        Class B Overdue Interest, if any                                     0.00
        Class B Monthly Interest - Pool A                               15,717.14
        Class B Monthly Interest - Pool B                                2,496.31
        Class B Overdue Principal, if any                                    0.00
        Class B Monthly Principal - Pool A                             101,751.00
        Class B Monthly Principal - Pool B                              17,248.68
                                                                     ------------
                                                                                                 118,999.68
        Ending Principal Balance of the Class B Notes
                             Pool A                                  3,251,239.65
                             Pool B                                    515,298.50
                                                                     ------------              ------------
                                                                                               3,766,538.15
                                                                                               ============

Interest Paid Per $1,000    Principal Paid Per $1,000      Ending Principal
Original Face $4,880,000    Original Face $4,880,000       Balance Factor
$               3.732264    $               24.385180            77.183159%

VI.   CLASS C NOTE PRINCIPAL BALANCE
------------------------------------
        Beginning Principal Balance of the Class C Notes
                             Pool A                                 6,699,110.43
                             Pool B                                 1,064,003.07
                                                                    ------------
                                                                                              7,763,113.50

        Class C Overdue Interest, if any                                    0.00
        Class C Monthly Interest - Pool A                              31,949.17
        Class C Monthly Interest - Pool B                               5,074.41
        Class C Overdue Principal, if any                                   0.00
        Class C Monthly Principal - Pool A                            203,293.50
        Class C Monthly Principal - Pool B                             34,462.01
                                                                    ------------
                                                                                                237,755.51
        Ending Principal Balance of the Class C Notes
                             Pool A                                 6,495,816.93
                             Pool B                                 1,029,541.06
                                                                    ------------
                                                                                              ------------
                                                                                              7,525,357.99
                                                                                              ============

Interest Paid Per $1,000    Principal Paid Per $1,000    Ending Principal
Original Face $9,750,000    Original Face $9,750,000     Balance Factor
$               3.797290    $               24.385181          77.183159%

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 13, 2002

VII.   CLASS D NOTE PRINCIPAL BALANCE
-------------------------------------
        Beginning Principal Balance of the Class D Notes
                             Pool A                                     4,466,073.60
                             Pool B                                       709,335.38
                                                                        ------------
                                                                                                  5,175,408.98

        Class D Overdue Interest, if any                                        0.00
        Class D Monthly Interest - Pool A                                  23,115.65
        Class D Monthly Interest - Pool B                                   3,671.40
        Class D Overdue Principal, if any                                       0.00
        Class D Monthly Principal - Pool A                                135,529.00
        Class D Monthly Principal - Pool B                                 22,974.68
                                                                        ------------
                                                                                                    158,503.68
        Ending Principal Balance of the Class D Notes
                             Pool A                                     4,330,544.60
                             Pool B                                       686,360.70
                                                                        ------------              ------------
                                                                                                  5,016,905.30
                                                                                                  ============

Interest Paid Per $1,000    Principal Paid Per $1,000      Ending Principal
Original Face $6,500,000    Original Face $6,500,000       Balance Factor
$               4.121085    $               24.385182            77.183158%

VIII.   CLASS E NOTE PRINCIPAL BALANCE
--------------------------------------
        Beginning Principal Balance of the Class E Notes
                             Pool A                                    5,586,027.46
                             Pool B                                      887,214.89
                                                                       ------------

                                                                                                 6,473,242.35

        Class E Overdue Interest, if any                                       0.00
        Class E Monthly Interest - Pool A                                 41,764.87
        Class E Monthly Interest - Pool B                                  6,633.41
        Class E Overdue Principal, if any                                      0.00
        Class E Monthly Principal - Pool A                               169,515.50
        Class E Monthly Principal - Pool B                                28,736.02
                                                                       ------------

                                                                                                   198,251.52
        Ending Principal Balance of the Class E Notes
                             Pool A                                    5,416,511.96
                             Pool B                                      858,478.87
                                                                       ------------
                                                                                                 ------------
                                                                                                 6,274,990.83
                                                                                                 ============

Interest Paid Per $1,000    Principal Paid Per $1,000    Ending Principal
Original Face $8,130,000    Original Face $8,130,000     Balance Factor
$               5.953048    $               24.385181          77.183159%

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 13, 2002

IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

        Beginning Residual Principal Balance
                             Pool A                                              6,701,211.37
                             Pool B                                              1,064,336.76
                                                                                 ------------                    7,765,548.13

        Residual Interest - Pool A                                                 123,608.00
        Residual Interest - Pool B                                                  17,653.19
        Residual Principal - Pool A                                                203,357.26
        Residual Principal - Pool B                                                 34,472.82
                                                                                 ------------                      237,830.08
        Ending Residual Principal Balance
                             Pool A                                              6,497,854.11
                             Pool B                                              1,029,863.94
                                                                                 ------------
                                                                                                                 ------------
                                                                                                                 7,527,718.05
                                                                                                                 ============


X.   PAYMENT TO SERVICER

        - Collection period Servicer Fee                                                                            97,066.71
        - Servicer Advances reimbursement                                                                          522,661.00
        - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                          119,730.34
                                                                                                                 ------------
        Total amounts due to Servicer                                                                              739,458.05
                                                                                                                 ============

                       DVI RECEIVABLES XIV L.L.C. 2001-1
                                SERVICER REPORT
                       FOR THE PAYMENT DATE MAY 13, 2002


XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE
-------------------------------------------
POOL A
          Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
             beginning of the related Collection Period                                                               223,367,619.60

          Aggregate Discounted Contract Balance of Additional Contracts acquired during
             Collection Period                                                                                                  0.00

          Decline in Aggregate Discounted Contract Balance                                                              6,778,390.31

          Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                            --------------
             ending of the related Collection Period                                                                  216,589,229.29
                                                                                                                      ==============

          Components of Decline in Aggregate Discounted Contract Balance:
              - Principal portion of Contract Payments  and Servicer Advances                        4,236,931.59

              - Principal portion of Prepayment Amounts                                              2,541,458.72

              - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02            0.00

              - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                     Contracts during the Collection Period                                                  0.00

              - Aggregate Discounted Contract Balance of Substitute Contracts added during
                     Collection Period                                                                       0.00

              - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                     during Collection Period                                                                0.00

                                                                                                    --------------
                                    Total Decline in Aggregate Discounted Contract Balance           6,778,390.31
                                                                                                    ==============


POOL B
          Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
             beginning of the related Collection Period                                                                35,476,924.28

          Aggregate Discounted Contract Balance of Additional Contracts acquired during
             Collection Period                                                                                                  0.00

          Decline in Aggregate Discounted Contract Balance                                                              1,149,062.69

          Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                            --------------
             ending of the related Collection Period                                                                   34,327,861.59
                                                                                                                      ==============

          Components of Decline in Aggregate Discounted Contract Balance:
              - Principal portion of Contract Payments  and Servicer Advances                        1,002,477.50

              - Principal portion of Prepayment Amounts                                                146,585.19

              - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02            0.00

              - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                     Contracts during the Collection Period                                                  0.00

              - Aggregate Discounted Contract Balance of Substitute Contracts added during
                     Collection Period                                                                       0.00

              - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                     during Collection Period                                                                0.00

                                                                                                    --------------
                                    Total Decline in Aggregate Discounted Contract Balance           1,149,062.69
                                                                                                    ==============

                                                                                                                      --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                     250,917,090.88
                                                                                                                      ==============

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 13, 2002


XIII.    CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

          POOL A                                                                                         Predecessor
                                                                    Discounted         Predecessor       Discounted
          Lease #        Lessee Name                                Present Value      Lease #           Present Value
          -------------------------------------------------------   ----------------   --------------    ----------------------
                         NONE











                                                                    ----------------                     ----------------------
                                                             Totals:          $0.00                                       $0.00

          a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                        $0.00
          b) ADCB OF POOL A AT CLOSING DATE                                                                     $272,767,516.82
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                          $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                           $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02        $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                 YES               NO  X
                                                                                       ----------        --------

          POOL B                                                                                         Predecessor
                                                                    Discounted         Predecessor       Discounted
          Lease #        Lessee Name                                Present Value      Lease #           Present Value
          -------------------------------------------------------   ----------------   --------------    ----------------------
                         NONE











                                                                    ----------------                     ----------------------
                                                             Totals:          $0.00                                       $0.00


          a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                        $0.00
          b) ADCB OF POOL B AT CLOSING DATE                                                                      $52,325,540.92
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                                  0.00%

         *        ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180
                  DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY
                  PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                          $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                           $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02        $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                 YES               NO  X
                                                                                       ----------        --------

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 13, 2002

XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

          POOL A - NON-PERFORMING                                                                        Predecessor
                                                                    Discounted         Predecessor       Discounted
          Lease #     Lessee Name                                   Present Value      Lease #           Present Value
          -------------------------------------------------------   ----------------   --------------    ----------------------
          2707-201    Amber Networks, Inc.                             $1,045,934.66   2041-203                   $3,154,026.34
          2707-202    Amber Networks, Inc.                               $491,545.72
          2708-201    Network Elements, Inc.                           $1,305,725.82
          2706-202    Coriolis Networks, Inc.                             $90,653.94
          2706-207    Coriolis Networks, Inc.                            $215,544.48
                      Cash                                                 $4,621.72
          3271-002    Durham Diagnostic Imaging                        $2,317,472.63   2869-001                   $2,037,442.62




                                                                    ----------------                     -----------------------
                                                             Totals:   $5,471,498.97                              $5,191,468.96

          a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                          5,191,468.96
          b) ADCB OF POOL A AT CLOSING DATE                                                                     $272,767,516.82
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                1.90%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                          $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                           $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02        $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                 YES               NO   X
                                                                                       ----------        --------

          POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                  Predecessor
                                                                    Discounted         Predecessor       Discounted
          Lease #     Lessee Name                                   Present Value      Lease #           Present Value
          -------------------------------------------------------   ----------------   --------------    ----------------------
                      None








                                                                    ----------------                     -------------------
                                                             Totals:           $0.00                                   $0.00

          a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                 $0.00
          b) ADCB OF POOL B AT CLOSING DATE                                                                   $52,325,540.92
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                             0.00%

         *        ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180
                  DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY
                  PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                       $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                        $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02     $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                 YES               NO  X
                                                                                       ----------        --------

                       DVI RECEIVABLES XIV L.L.C. 2001-1
                                SERVICER REPORT
                       FOR THE PAYMENT DATE MAY 13, 2002



XV.    POOL PERFORMANCE MEASUREMENTS

1.                                 AGGREGATE DISCOUNTED CONTRACT BALANCE

          CONTRACTS DELINQUENT > 90 DAYS                                        TOTAL OUTSTANDING CONTRACTS
          ------------------------------                                        ---------------------------
          This Month                                      7,577,810.69          This Month                           250,917,090.88
          1 Month Prior                                  10,081,991.15          1 Month Prior                        258,844,543.88
          2 Months Prior                                  7,502,617.43          2 Months Prior                       265,617,637.73

          Total                                          25,162,419.27          Total                                775,379,272.49

          a) 3 MONTH AVERAGE                              8,387,473.09          b) 3 MONTH AVERAGE                   258,459,757.50

          c) a/b                                                 3.25%

2.        Does a Delinquency Condition Exist (1c > 6% )?
                                                                                     Yes                       No         X
                                                                                         -----------------          ---------------

3.        Restricting Event Check

          A. A Delinquency Condition exists for current period?                      Yes                       No         X
                                                                                         -----------------          ---------------
          B. An Indenture Event of Default has occurred and is then continuing?      Yes                       No         X
                                                                                         -----------------          ---------------

4.        Has a Servicer Event of Default occurred?                                  Yes                       No         X
                                                                                         -----------------          ---------------


5.        Amortization Event Check

          A. Is 1c  > 8% ?                                                           Yes                       No         X
                                                                                         -----------------          ---------------
          B. Bankruptcy, insolvency, reorganization; default/violation of
               any covenant or obligation not remedied within 90 days?               Yes                       No         X
                                                                                         -----------------          ---------------

          C. As of any Determination date, the sum of all defaulted contracts
              since the Closing date exceeds 6% of the ADCB on the Closing Date?     Yes                       No         X
                                                                                         -----------------          ---------------



6.        Aggregate Discounted Contract Balance at Closing Date                      Balance  $  325,093,057.74
                                                                                              -----------------

          DELINQUENT LEASE SUMMARY

                     Days Past Due                      Current Pool Balance                              # Leases
                     -------------                      --------------------                              --------
                           31 - 60                              5,671,998.18                                    45
                           61 - 90                                276,297.38                                    11
                          91 - 180                              7,577,810.69                                    28


          Approved By:
          Matthew E. Goldenberg
          Vice President
          Structured Finance and Securitization